SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 27, 2004
                Date of Report (Date of earliest event reported)




                                GERON CORPORATION


             (Exact name of registrant as specified in its charter)

     Delaware                      0-20859                     75-2287752
(State or Other           (Commission File Number)           (IRS Employer
Jurisdiction                                                  Identification
of Incorporation)                                              Number)

230 Constitution Drive                                           94025
Menlo Park, California                                         (Zip Code)
(Address of principal
executive offices)


                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Exhibits

   (c)   Exhibits

         99.1   Press Release dated February 27, 2004.


Item 9. Regulation FD Disclosure


     Pursuant to Securities and Exchange Commission Release Nos. 33-8216 and 34-47583, Geron Corporation is furnishing this information under Items 9 and 12 of Form 8-K.

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On February 27, 2004, Geron Corporation issued an earnings release announcing its financial results for the three and twelve months ended December 31, 2003. A copy of the earnings release is attached as Exhibit 99.1.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GERON CORPORATION


Date:    February 27, 2004         By:      /s/ William D. Stempel_
                                   --------------------------------------------
                                   Name: William D. Stempel
                                   Title:   Vice President and General Counsel

                                  EXHIBIT INDEX




     Exhibit
       99.1          Press Release dated February 27, 2004.